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                                                                    EXHIBIT 10.7


                      STOCK AND WARRANT PURCHASE AGREEMENT

        This Stock and Warrant Purchase Agreement (the "Agreement") is made as of April 5, 2001 between Questcor Pharmaceuticals, Inc., a California corporation (the "Company"), and Sigma-Tau Finance Holding S.A. (the "Purchaser").

        WHEREAS, the Company wishes to sell and the Purchaser desires to purchase an aggregate of 2,873,563 newly authorized shares (the "Shares") of the Company's Common Stock, no par value per share (the "Common Stock"), and one (1) warrant to purchase an additional 2,873,563 shares of Common Stock (the "Warrant").

        NOW, THEREFORE, the parties hereto hereby agree as follows:

        1. Purchase and Sale of Shares and Warrant.

            1.1 Aggregate Sale. Subject to the terms and conditions hereof, the Company shall issue and sell to Purchaser an aggregate of 2,873,563 Shares of Common Stock. The purchase price will be $0.522 per share, for an aggregate purchase price of $1,499,999.80. The Company shall sell a Warrant to Purchaser to purchase an additional 2,873,563 shares of the Company's Common Stock. The purchase price of such Warrant shall be $100,000. The shares of Common Stock issuable upon the exercise of the Warrant (the "Warrant Shares") shall have an exercise price equal to $0.522 per share and shall be exercisable from the date of issuance until the close of business on September 29, 2001, and shall be subject to the other terms and conditions set forth in the Warrant.

            1.2 Payment of Purchase Price. On or prior to the Closing Date (as hereinafter defined), Purchaser will deliver to Company $1,599,999.80 (the "Total Purchase Price"), which represents the aggregate purchase price of $1,499,999.80 for the purchase of the Shares plus the aggregate purchase price of $100,000 for the purchase of the Warrant.

            1.3 Warrant Credit. The $100,000 to be paid by Purchaser for the Warrant shall be non-refundable, and in the event that Purchaser elects not to exercise such Warrant in full on or before the close of business on September 29, 2001 (the "Expiration Date"), Company shall have no obligation to return any such portion of the $100,000 paid for the Warrant. In the event that Purchaser exercises such Warrant in full, on or before the Expiration Date, the $100,000 paid for the Warrant will be credited toward the purchase of the aggregate of 2,873,563 shares of Company Common Stock under the Warrant.

        2. Closing Date and Delivery.

            2.1 Closing Date. The closing of the purchase and sale of the Shares and Warrant hereunder (the "Closing") will be held at such time (the "Closing Date") as shall be agreed upon by the Company and the Purchaser and shall occur at the offices of the Company, 26118 Research Road, Hayward, CA 94545, but in no event shall the Closing Date be later than April 5, 2001.

            2.2 Deliveries at Closing. At the Closing, the Company shall deliver the following to Purchaser: (a) a stock certificate registered in Purchaser's name representing the Shares purchased by Purchaser; and (b) a Warrant in Purchaser's name. At the Closing, Purchaser shall deliver to the Company proper payment of the Total Purchase Price in lawful money of the United States of America in the form of a check or wire transfer of immediately available funds. Purchaser's obligation to purchase the Shares and Warrant shall be subject to the following conditions:

                  (a) the accuracy of the representations and warranties made by the Company herein and the fulfillment of those undertakings of the Company to be fulfilled prior to Closing; and

                  (b) delivery of the certificates representing the Shares and the Warrant.

The Company's obligation to sell the Shares and Warrant shall be subject to the following conditions:


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                  (a) the accuracy of the representations and warranties made by
                      Purchaser herein and the fulfillment of those undertakings of Purchaser to be fulfilled prior to the Closing; and

                  (b) Purchaser's payment of the Total Purchase Price to the
                      Company.

        3. Representations and Warranties by the Company. The Company represents and warrants to and covenants and agrees with Purchaser that, except as set forth in the Disclosure Schedule attached hereto as Schedule II (the "Disclosure Schedule") or in the SEC Reports (as hereinafter defined):

            3.1 Organization and Standing. The Company is a corporation duly organized, validly existing and in good standing under the laws of the State of California, and has the requisite corporate power and authority to own, lease and operate its properties and to carry on its business as now being conducted. The Company is qualified to do business and is in good standing as a foreign corporation in every jurisdiction in which the failure to so qualify would have a material adverse effect on the financial condition or business of the Company.

            3.2 Changes. Except as set forth in the SEC Reports, since September 30, 2000, the Company has not, to the extent material to the Company: (a) incurred any debts, obligations or liabilities, absolute, accrued or contingent, whether due or to become due, other than in the ordinary course of business; (b) mortgaged, pledged or subjected to lien, charge, security interest or other encumbrance any of its assets, tangible or intangible, other than in the ordinary course of business; (c) waived any debt owed to the Company or its subsidiaries, other than in the ordinary course of business; (d) satisfied or discharged any lien, claim or encumbrance or paid any obligation other than in the ordinary course of business; (e) declared or paid any dividends, other than in the ordinary course of business; or (f) entered into any transaction other than in the usual and ordinary course of business.

            3.3 Litigation. Except as set forth in the Disclosure Schedule or the SEC Reports, there are no legal actions, suits, arbitrations or other legal, administrative or governmental proceedings pending or, to the Company's knowledge, threatened against the Company or its properties, assets or business, and the Company is not aware of any facts which might result in or form the basis for any such action, suit or other proceeding, in each case which, if adversely determined, would individually or in the aggregate have a material adverse effect on the financial condition or business of the Company.

            3.4 Compliance with Other Instruments. The execution and delivery of, and the performance and compliance with, this Agreement and the Warrant and the transactions contemplated hereby or thereby, with or without the giving of notice or passage of time, will not (a) result in any breach of, or constitute a default under, or result in the imposition of any lien or encumbrance upon any asset or property of the Company pursuant to any agreement or other instrument to which the Company is a party or by which it or any of its properties, assets or rights is bound or affected, except for such matters which, either individually or in the aggregate, would not have a material adverse effect on the financial condition or business of the Company, (b) violate the Amended and Restated Articles of Incorporation (the "Articles") or Bylaws (the "Bylaws") of the Company, or any law, rule, regulation, judgment, order or decree; or (c) except for (i) the listing of the Shares and the Warrant Shares on the AMEX and such consents, approvals, authorizations, registrations or qualifications as may be required under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), (ii) the receipt of any shareholder approvals necessary for the exercise of the warrant in full by Purchaser to be in compliance with the rules and regulations of the AMEX, and (iii) applicable state securities laws in connection with the purchase of the Shares and the Warrant by the Purchaser, require any consent, approval, authorization or order of or filing with any court or governmental agency or body, except for such matters which, either individually or in the aggregate, would not have a material adverse effect on the financial condition or business of the Company. The Company is not in violation of its Articles or Bylaws nor in violation of, or in default under, any lien, mortgage, lease, agreement or instrument, except for such defaults which would not, individually or in the aggregate, have a material adverse effect on the financial condition or business of the Company. The Company is not subject to any restriction which would prohibit the Company from entering into or performing its obligations under this Agreement or the Warrant, except for such restrictions which would not, individually or in the aggregate, have a material adverse effect on the ability of the Company to perform its obligations under this Agreement and the Warrant.


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            3.5 Reports and Financial Statements. As of their respective filing dates, the Company's Form 10-K for the year ended December 31, 1999, the Company's Proxy Statement in connection with the 1999 Annual Meeting of Shareholders and all Forms 10-Q and 8-K filed by the Company with the Securities and Exchange Commission (the "SEC") after January 1, 2000, in each case without exhibits thereto (the "SEC Reports") were prepared in all material respects in accordance with the requirements of the Securities Act of 1933 (the "Securities Act") or the Exchange Act, as the case may be, and the rules and regulations of the SEC thereunder applicable to such SEC Reports. The SEC Reports, when read as a whole do not contain any untrue statements of a material fact and do not omit to state a material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading. The audited consolidated financial statements and unaudited interim financial statements of the Company included in the SEC Reports have been prepared in accordance with United States generally accepted accounting principles applied on a consistent basis (except as may be indicated therein or in the notes thereto) and fairly present, in all material respects, the financial position of the Company as at the dates thereof and the results of its operations and cash flows for the periods then ended subject, in the case of the unaudited interim financial statements, to normal year-end adjustments and any other adjustments described in such financial statements.

            3.6 Shares. The Shares, the Warrant and the Warrant Shares, when issued and paid for pursuant to the terms of this Agreement or the Warrant, as applicable, will be duly and validly authorized, issued and outstanding, fully paid, nonassessable and free and clear of all pledges, liens, encumbrances and restrictions (other than arising under federal or state securities laws). The issuance of the Shares, the Warrant and the Warrant Shares is not subject to any preemptive or other similar rights. The Company has duly reserved 2,873,563 shares of its authorized but unissued Common Stock for issuance upon exercise of the Warrant by the Purchaser, and such shares shall remain so reserved (subject to reduction from time to time for Common Stock issued upon the exercise of the Warrant), as long as the Warrant is exercisable.

            3.7 Capital Stock. As of November 10, 2000, 25,265,862 shares of the Common Stock were issued and outstanding, 2,155,715 shares of the Company's Series A Preferred Stock, no par value per share (the "Preferred Stock"), were issued and outstanding, which are convertible into 2,155,715 shares of Common Stock, and options and/or warrants to purchase 7,723,862 shares of Common Stock were issued and outstanding. All of the outstanding shares of the Company's capital stock are validly issued, fully paid and nonassessable. Except as set forth in this Section 3.7, as of November 10, 2000, there are no outstanding subscriptions, options, warrants, calls, contracts, demands, commitments, conversion rights or other agreements or arrangements of any character or nature whatever under which the Company is or may be obligated to issue its Common Stock, Preferred Stock or warrants or options to purchase the Common Stock or the Preferred Stock. No holder of any security of the Company is entitled to any preemptive or similar rights to purchase any securities of the Company.

            3.8 Corporate Acts and Proceedings. This Agreement has been duly authorized by the requisite corporate action and has been duly executed and delivered by an authorized officer of the Company, and is a valid and binding obligation of the Company, enforceable in accordance with its terms, except as such enforceability may be limited by bankruptcy, insolvency, moratorium, reorganization or other similar laws affecting the enforcement of creditors' rights generally and as to limitations on the enforcement of the remedy of specific performance and other equitable remedies. The requisite corporate action necessary for the authorization, reservation, issuance and delivery of the Shares, the Warrant and the Warrant Shares has been taken by the Company. Upon execution and delivery thereof by a duly authorized officer of the Company, the Warrant will be valid and binding obligations of the Company, enforceable in accordance with their terms except as such enforceability may be limited by bankruptcy, insolvency, moratorium, reorganization or other similar laws affecting the enforcement of creditors' rights generally and as to limitations on the enforcement of the remedy of specific performance and other equitable remedies.

            3.9 No Implied Representations. All of the Company's representations and warranties are contained in this Agreement, and no other representations or warranties by the Company shall be implied.

            3.10 Filing of Reports. Since the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 1999, the Company has filed with the SEC all reports and other material required to be filed by it therewith pursuant to Section 13, 14 or 15(d) of the Exchange Act. The Company has filed a Form 12b-25 and has received an extension for filing its Annual Report on Form 10-K for the fiscal year ended December 31, 2000.


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            3.11 Compliance with Laws. The business and operations of the
Company have been conducted in accordance with all applicable laws, rules and regulations of all governmental authorities, except for such violations which would not, individually or in the aggregate, have a material adverse effect on the financial condition or business of the Company.

            3.12 Proprietary Rights. To the knowledge of the Company, the Company owns or is licensed to use all patents, patent applications, inventions, trademarks, trade names, applications for registration of trademarks, service marks, service mark applications, copyrights, trade secrets, licenses and rights in any thereof and any other intangible property and assets (herein called the "Proprietary Rights") which are material to the business of the Company. Except as would not have a material adverse effect on the financial condition or business of the Company, the Company does not have any knowledge of, and the Company has not given or received any notice of, any pending conflicts with or infringement of the rights of others with respect to any Proprietary Rights. Except as would not have a material adverse effect on the financial condition or business of the Company, no action, suit, arbitration, or legal, administrative or other proceeding, or investigation is pending or, to the knowledge of the Company, threatened, which involves any Proprietary Rights. Except as would not have a material adverse effect on the financial condition or business of the Company, to the knowledge of the Company, no Proprietary Rights used by the Company, and no services or products sold by the Company, conflict with or infringe upon any proprietary rights owned or licensed by any third party. Except as would not have a material adverse effect on the financial condition or business of the Company, no claims have been asserted by any person with respect to the validity of the Company's ownership or right to use the Proprietary Rights and, to the knowledge of the Company, there is no reasonable basis for any such claim to be successful.

            3.13 Compliance with Environmental Laws. Except as would not, singly or in the aggregate, have a material adverse effect on the financial condition or business of the Company, the Company is not in violation of any applicable statute, law or regulation relating to the environment or occupational health and safety, and to the Company's knowledge, no expenditures material to the Company are or will be required to comply with any such existing statute, law or regulation. To the Company's knowledge, the Company does not have any liability to any governmental authority or other third party arising under or as a result of any such past or existing statute, law or regulation, which liability would be material to the Company.

            3.14 Permits, Licenses, Etc. The Company owns, possesses or has obtained, and is operating in compliance with, all governmental and administrative licenses, permits, certificates, registrations, approvals, consents and other authorizations (collectively, "Permits") necessary to own or lease (as the case may be) and operate its properties, whether tangible or intangible, and to conduct its businesses or operations as currently conducted, except such licenses, permits, certificates, registrations, approvals, consents and authorizations the failure of which to obtain would not have a material adverse effect on the financial condition or business of the Company. The Company has not received any notice of proceedings relating to the revocation, modification or suspension of any Permits or any circumstance which would lead it to believe that such proceedings are reasonably likely.

            3.15 Insurance. The Company maintains insurance of the type and in the amount which the Company believes is reasonably adequate for its business, including, but not limited to, insurance covering all real and personal property owned or leased by the Company against theft, damage, destruction, acts of vandalism and all other risks customarily insured against by similarly situated companies, all of which insurance is in full force and effect.

            3.16 Brokers or Finders. No agent, broker, investment banker or other person (as such term is defined in the Securities Act) is or will be entitled to any broker's or finder's fee or any other commission or similar fee from the Company in connection with any of the transactions contemplated hereby.

            3.17 Shareholder Approval. The Company shall use its reasonable best efforts to obtain shareholder approval necessary for the exercise of the warrant in full by Purchaser to be in compliance with the rules and regulations of the AMEX.


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        4. Representations and Warranties by the Purchasers; Restrictions on
Transfer. Purchaser represents and warrants to, and covenants and agrees with, the Company, as of the Closing Date, as follows:

            4.1 Authorization. Purchaser has all requisite legal and corporate or other power and capacity and has taken all requisite corporate or other action to execute and deliver this Agreement, to purchase the Shares and the Warrant to be purchased by it and to carry out and perform all of its obligations under this Agreement. This Agreement constitutes the legal, valid and binding obligation of Purchaser, enforceable in accordance with its terms, except as such enforceability may be limited by bankruptcy, insolvency, moratorium, reorganization or other similar laws affecting the enforcement of creditors' rights generally and as to limitations on the enforcement of the remedy of specific performance and other equitable remedies.

            4.2 Investor Status. Purchaser is an "Accredited Investor" as defined in Rule 501 of the Securities Act or a "Qualified Institutional Buyer," as such term is defined in Rule 144A of the Securities Act. Purchaser is aware of the Company's business affairs and financial condition and has had access to and has acquired sufficient information about the Company to reach an informed and knowledgeable decision to acquire the Shares and the Warrant. Purchaser has such business and financial experience as is required to give it the capacity to protect its own interests in connection with the purchase of the Shares and Warrant and is able to bear the risks of an investment in the Shares and the Warrant. Purchaser is not itself a "broker" or a "dealer" as defined in the Exchange Act and is not an "affiliate" of the Company as defined in Rule 405 of the Securities Act.

            4.3 Investment Intent. Purchaser is purchasing the Shares and the Warrant for its own account as principal, for investment purposes only, and not with a present view to or for resale, distribution or fractionalization thereof, in whole or in part, within the meaning of the Securities Act. Purchaser understands that its acquisition of the Shares and the Warrant has not been registered under the Securities Act or registered or qualified under any state securities law in reliance on specific exemptions therefrom, which exemptions may depend upon, among other things, the bona fide nature of Purchaser's investment intent as expressed herein. Purchaser has, in connection with its decision to purchase the number of Shares and the Warrant set forth in this Agreement, relied solely upon the representations and warranties of the Company contained herein. Purchaser will not, directly or indirectly, offer, sell, pledge, transfer or otherwise dispose of (or solicit any offers to buy, purchase or otherwise acquire or take a pledge of) any of the Shares or the Warrant, except in compliance with the Securities Act and the rules and regulations promulgated thereunder and all applicable state securities laws.

            4.4 Restricted Securities. Purchaser further acknowledges and understands that the Shares, the Warrant and the Warrant Shares may not be resold or otherwise transferred except in a transaction registered under the Securities Act and applicable state securities laws or an exemption therefrom, in each case as set forth in Section 5 below. Purchaser understands that until the Shares, the Warrant and the Warrant Shares have been registered under the Securities Act and all applicable state securities laws, the certificates evidencing the Shares, the Warrant and the Warrant Shares will be imprinted with a legend as provided in Section 5.

            4.5 No Legal, Tax Or Investment Advice. Purchaser understands that nothing in this Agreement or any other materials presented to Purchaser in connection with the purchase and sale of the Shares and the Warrant constitutes legal, tax or investment advice. Purchaser has consulted such legal, tax and investment advisors as it, its sole discretion, has deemed necessary or appropriate in connection with its purchase of the Shares and the Warrant.

            4.6 Brokers or Finders. Upon the consummation of the transactions contemplated by this Agreement, no agent, broker, investment banker or other Person is or will be entitled to any broker's or finder's fee or any other commission or similar fee from the Purchaser in connection with any of the transactions contemplated hereby.

        5. Restrictions on Transferability of Shares and Warrant; Compliance with Securities Act.

            5.1 Restrictive Legend. Each certificate representing the Shares and the Warrant Shares and Warrant shall bear substantially the following legend (in addition to any legends required under applicable state securities laws):


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            THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE
            SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), OR UNDER THE SECURITIES LAWS OF ANY STATE. THESE SECURITIES ARE SUBJECT TO RESTRICTIONS ON TRANSFERABILITY AND RESALE AND MAY NOT BE
            TRANSFERRED OR RESOLD EXCEPT AS PERMITTED UNDER THE ACT AND THE APPLICABLE STATE SECURITIES LAWS, PURSUANT TO REGISTRATION OR EXEMPTION THEREFROM. THE ISSUER OF THESE SECURITIES MAY REQUIRE AN OPINION OF COUNSEL IN FORM AND SUBSTANCE SATISFACTORY TO THE ISSUER TO THE EFFECT THAT ANY PROPOSED TRANSFER OR RESALE IS IN COMPLIANCE WITH THE ACT AND ANY APPLICABLE STATE SECURITIES LAWS.

            5.2 Transfer of Shares and Warrant. Purchaser hereby covenants with the Company not to make any sale of the Shares or Warrant Shares except either
(a) a sale of Shares or Warrant Shares in accordance with Rule 144, in which case the Purchaser covenants to comply with Rule 144 and to deliver such additional certificates and documents as the Company may reasonably request, or
(b) in accordance with another exemption from the registration requirements of the Securities Act. Without limiting the generality of the foregoing, it is understood that Purchaser and its Affiliates may transfer the Shares and/or the Warrant to any other Affiliate; provided that such transfer is in accordance with an exemption from the registration requirements of the Securities Act. "Affiliate" shall mean (i) any corporation or business entity 50% or more of the capital or voting stock of which is owned directly or indirectly by the Purchaser, Claudio Cavazza or Paolo Cavazza; (ii) any corporation or business entity which directly or indirectly owns 50% or more of the capital or voting stock of the Purchaser, or (iii) any corporation or business entity under the direct or indirect control of such corporation or business entity as described in (i) or (ii) above. The legend set forth in Section 5.1 will be removed from a certificate representing Shares or the Warrant Shares, as the case may be, following and in connection with any sale of Shares or Warrant Shares pursuant to subsection (a) hereof but not in connection with any sale of Shares or Warrant Shares pursuant to subsection (b) hereof.

        6.  Miscellaneous.

            6.1 Survival of Representations and Warranties. All representations and warranties contained herein shall survive the execution and delivery of this Agreement, any investigation at any time made by or on behalf of the Purchaser, and the sale and purchase of the Shares and the Warrant and payment therefor.

            6.2 Entire Agreement. This Agreement contains the entire agreement between the parties with respect to the subject matter hereof and supersedes all prior and contemporaneous arrangements or understandings with respect thereto.

            6.3 Headings. The headings of the sections of this Agreement have been inserted for convenience of reference only and do not constitute a part of this Agreement.

            6.4 Choice of Law. It is the intention of the parties that the internal laws of the State of California, without regard to the body of law controlling conflicts of law, shall govern the validity of this Agreement, the construction of its terms and the interpretation of the rights and duties of the parties set forth herein.

            6.5 Counterparts. This Agreement may be executed concurrently in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

            6.6 Assignment; Parties in Interest. This Agreement may not be pledged, assigned or otherwise transferred by the Purchaser except by operation of law but all the terms and provision of this Agreement shall be binding upon and inure to the benefit of and be enforced by the successors in interest of the parties hereto.

            6.7 Amendments. No amendment, modification, waiver, discharge or termination of any provision of this Agreement nor consent to any departure by the Purchaser or the Company therefrom shall in any


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event be effective unless the same shall be in writing and signed by the party to be charged with enforcement, and then shall be effective only in the specific instance and for the purpose for which given. No course of dealing between the parties hereto shall operate as an amendment of, or a waiver of any right under, this Agreement.

            6.8 Severability. Whenever possible, each provision of this Agreement shall be interpreted in such manner as to be effective and valid, but if any provision of this Agreement is held to be invalid or unenforceable in any respect, such invalidity or unenforceability shall not render invalid or unenforceable any other provision of this Agreement.

            6.9 Notices. All notices, requests, consents and other communications hereunder to any party shall be deemed to be sufficient if contained in a written instrument delivered in person or sent by telecopy, nationally recognized overnight courier or first class registered or certified mail, return receipt requested, postage prepaid, addressed to such party at the address set forth below or such other address as may hereafter be designated in writing by such party to the other party:

                             If to the Company, to:
                             Questcor Pharmaceuticals, Inc.
                             26118 Research Road Hayward,
                             California 94545
                             Attn: Hans P. Schmid

                             With a copy to:
                             Latham & Watkins
                             701 "B" Street, Suite 2100
                             San Diego, California  92101
                             Attn:  David A. Hahn, Esq.

                             If to the Purchaser, to:
                             Sigma-Tau Finance Holding S.A.
                             administrative office: 19-21 Bd. du Prince Henri L-1724 Luxembourg
                             LUXEMBOURG
                             Attn:  Mr. Antonio Nicolai / Mr. Massimo Longoni

                             With a copy to:
                             Cahill Gordon & Reindel
                             80 Pine Street
                             New York, New York 10005
                             Attn: John Mitchell, Esq.

                            [SIGNATURE PAGES FOLLOW]


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        IN WITNESS WHEREOF, the parties have caused this Agreement to be duly executed and delivered by their proper and duly authorized representatives as of the day and year first above written.

                                        Questcor Pharmaceuticals, Inc.

                                        By:    /s/ CHARLES J. CASAMENTO
                                               ---------------------------------
                                        Name:  Charles J. Casamento

                                        Title: Chairman, President, and CEO



                                        Sigma-Tau Finance Holding S.A.

                                               /s/ PATRICK EHRHARDT
                                                    and
                                        By:    /s/ MARYSE SANTINI
                                               ---------------------------------
                                        Name:   Patrick Ehrhardt
                                                    and
                                                Maryse Santini

                                        Title:  Directors


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